Accrued Interest Date:                                 Collection Period Ending:
27-Jan-03                                                            31-Jan-03
Distribution Date:               BMW VEHICLE OWNER TRUST 2002-A      Period # 9
25-Feb-03                       ------------------------------



------------------------------------------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------

                                                                              Initial        Period End
     Receivables                                                       $1,401,763,032      $981,295,763
     Reserve Account                                                      $14,017,630       $19,625,915
     Yield Supplement Overcollateralization                                $6,397,885        $4,543,550
     Class A-1 Notes                                                     $311,000,000                $0
     Class A-2 Notes                                                     $358,426,000      $250,813,067
     Class A-3 Notes                                                     $446,779,000      $446,779,000
     Class A-4 Notes                                                     $251,253,000      $251,253,000
     Class B Notes                                                        $27,907,000       $27,907,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                                 $1,026,369,688
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $24,122,865
           Receipts of Pre-Paid Principal                                 $20,297,228
           Liquidation Proceeds                                              $334,107
           Principal Balance Allocable to Gross Charge-offs                  $319,726
        Total Receipts of Principal                                       $45,073,925

        Interest Distribution Amount
           Receipts of Interest                                            $5,373,339
           Servicer Advances                                                 $149,590
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $12,706
           Net Investment Earnings                                            $21,130
        Total Receipts of Interest                                         $5,556,765

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $50,310,964

     Ending Receivables Outstanding                                      $981,295,763

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance               $2,395,607
     Current Period Servicer Advance                                         $149,590
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                 $2,545,197

Collection Account
------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                                       $50,310,964
     Withdrawals from Collection Account
        Servicing Fees                                                       $855,308
        Class A Noteholder Interest Distribution                           $3,045,972
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $112,791
        Regular Principal Distribution                                    $44,882,143
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                 $1,414,751
     Total Distributions from Collection Account                          $50,310,964





                                  Page 1 of 3

Accrued Interest Date:                                  Collection Period Ending:
27-Jan-03                                                            31-Jan-03
Distribution Date:               BMW VEHICLE OWNER TRUST 2002-A      Period # 9
25-Feb-03                       ------------------------------


------------------------------------------------------------------------------------------------------------------


Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                       $901,479
        Release from Collection Account                  $1,414,751
     Total Excess Funds Released to the Depositor        $2,316,229

Note Distribution Account
------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account       $48,040,906
     Amount Deposited from the Reserve Account                   $0
     Amount Paid to Noteholders                         $48,040,906

Distributions
------------------------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount         Current Payment    Ending Balance         Per        Factor
                                                                                            $1000
     Class A-1 Notes                                             $0                $0        $0.00        0.00%
     Class A-2 Notes                                    $44,882,143      $250,813,067      $125.22       69.98%
     Class A-3 Notes                                             $0      $446,779,000        $0.00      100.00%
     Class A-4 Notes                                             $0      $251,253,000        $0.00      100.00%
     Class B Notes                                               $0       $27,907,000        $0.00      100.00%

     Interest Distributable Amount                  Current Payment        Per $1,000
     Class A-1 Notes                                             $0             $0.00
     Class A-2 Notes                                       $697,348             $1.95
     Class A-3 Notes                                     $1,414,800             $3.17
     Class A-4 Notes                                       $933,824             $3.72
     Class B Notes                                         $112,791             $4.04



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------

                                                          Prior Period          Current       Per
                                                            Carryover           Payment     $1,000
     Class A-1 Interest Carryover Shortfall                      $0                $0           $0
     Class A-2 Interest Carryover Shortfall                      $0                $0           $0
     Class A-3 Interest Carryover Shortfall                      $0                $0           $0
     Class A-4 Interest Carryover Shortfall                      $0                $0           $0
     Class B Interest Carryover Shortfall                        $0                $0           $0


Receivables Data
------------------------------------------------------------------------------------------------------------------

                                                   Beginning Period     Ending Period
     Number of Contracts                                     48,967            47,731
     Weighted Average Remaining Term                          44.55             43.60
     Weighted Average Annual Percentage Rate                  6.46%             6.45%

     Delinquencies Aging Profile End of Period        Dollar Amount        Percentage
        Current                                        $891,903,236            90.89%
        1-29 days                                       $75,892,195             7.73%
        30-59 days                                      $10,051,165             1.02%
        60-89 days                                       $2,453,943             0.25%
        90-119 days                                        $575,499             0.06%
        120-149 days                                       $419,725             0.04%
        Total                                          $981,295,763           100.00%
        Delinquent Receivables +30 days past due        $13,500,332             1.38%





                                  Page 2 of 3

Accrued Interest Date:                                  Collection Period Ending:
27-Jan-03                                                            31-Jan-03
Distribution Date:               BMW VEHICLE OWNER TRUST 2002-A      Period # 9
25-Feb-03                       ------------------------------


------------------------------------------------------------------------------------------------------------------

     Write-offs
        Gross Principal Write-Offs for Current Period           $319,726
        Recoveries for Current Period                            $12,706
        Net Write-Offs for Current Period                       $307,020

        Cumulative Realized Losses                            $1,476,671


     Repossessions                                         Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance      $1,582,925                66
        Ending Period Repossessed Receivables Balance         $1,965,358                86
        Principal Balance of 90+ Day Repossessed Vehicles       $226,030                 9



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                         $4,735,332
     Beginning Period Amount                                  $4,735,332
     Ending Period Required Amount                            $4,543,550
     Current Period Release                                     $191,782
     Ending Period Amount                                     $4,543,550
     Next Distribution Date Required Amount                   $4,355,428

Reserve Account
------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                        $20,527,394
     Beginning Period Amount                                 $20,527,394
     Net Investment Earnings                                     $21,130
     Current Period Deposit                                           $0
     Current Period Release to Collection Account                     $0
     Current Period Release to Depositor                        $901,479
     Ending Period Required Amount                           $19,625,915
     Ending Period Amount                                    $19,625,915






                                  Page 3 of 3